                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported) : November 3, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PREFERREDPLUS TRUST SERIES FRD-1)
             (Exact name of registrant as specified in its charter)

          Delaware             333-64767-06                 13-3891329
        (State or other        (Commission                (I. R. S. Employer
        jurisdiction  of        File Number)              Identification No.)
         incorporation)

      World Financial Center,                                   10080
       New York,  New York                                    (Zip Code)
      (Address of principal
       executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition of Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.           Other Events

                  99.1 Distribution to holders of the Preferred Plus Trust Series FRD-1 on November 3, 2003.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of business acquired.

                           Not applicable

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           99.1     Trustee's report in respect of the
                                    November 3, 2003 distribution to
                                    holders of the Preferred
                                    Plus Trust  Series FRD-1

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              MERRILL LYNCH DEPOSITOR, INC.

         Date:  11/3/03                       By:   /s/ Barry N. Finkelstein
                                                    ---------------------------
                                                    Name: Barry N. Finkelstein
                                                    Title:President

                                  EXHIBIT INDEX


      99.1 Trustee's report in respect of the November 3, 2003 distribution to holders of the Preferred Plus Trust Series FRD-1